SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 23, 2003

                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)

    Delaware                          0-32301                    76-6168223
(State or Other Jurisdiction of    (Commission File          (I.R.S. Employer
 Incorporation)                       Number)                Identification No.)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

On September 23, 2003, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") issued the press release attached as
Exhibit 99.1, which is hereby incorporated herein by reference. The press release relates to certain matters, including the opinion (the "Opinion") of the U.S. Court of Appeals for the Federal Circuit affirming-in-part and reversing-in-part the trail court's rulings, resulting among other things in a reduction in the plaintiffs' damages award from $8,826,783 to $4,884,283. The Opinion is attached as Exhibit 99.2 and is hereby incorporated herein by reference. The description of the Opinion contained herein and in the press release is qualified in its entirety by reference to the Opinion.


Item 7.   Financial Statements and Exhibits.

                (c) The following exhibits are filed with this report:

                Exhibit Number                     Description

                     99.1               Press Release Issued September 23, 2003.

                     99.2 Opinion of the U.S. Court of Appeals for the Federal Circuit dated
                                        September 22, 2003.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BANK UNITED CORP. LITIGATION CONTINGENT
                                         PAYMENT RIGHTS TRUST


                                         By:  /s/ Jonathon K. Heffron
                                         Name:  Jonathon K. Heffron
                                         Title:  Litigation Trustee

Dated:   September 23, 2003

                                  Exhibit Index

                Exhibit Number                        Description

                      99.1              Press Release Issued September 23, 2003.

                      99.2 Opinion of the U.S. Court of Appeals for the Federal Circuit dated
                                        September 22, 2003.